EXHIBIT 10.5

THIRD AMENDMENT TO LEASE

WHEREAS, River Ridge Limited Partnership (the “Landlord”) entered into a lease dated May 30, 2014, (the “Lease”) with Corbus Pharmaceuticals, Inc. (the “Tenant”); and

WHEREAS, on August 27, 2015 the Landlord and Tenant executed a First Amendment to Lease; and

WHEREAS, on March 30, 2016 the Landlord and Tenant executed a Second Amendment to Lease; and

WHEREAS, the Tenant has agreed to rent additional space from the Landlord; and

WHEREAS, the Landlord and Tenant desire to amend the Lease as necessary in order to include the additional space,

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, the parties hereto hereby agree to the expansion of the Premises to include 4,088 rentable square feet on the first floor (the “Expansion Space”) as shown on Exhibit A annexed hereto and to the following amendment(s) in the Lease which shall become effective upon the completion of work, which Landlord and Tenant shall mutually agree upon. It is contemplated by the Landlord and Tenant that such work will be completed on or before October 1, 2016. Landlord and Tenant shall confirm the Commencement Date in writing.

1.) As of the Commencement Date the following terms contained in the Lease shall be amended to read as follows:

“Premises-approximately 10,414 rentable square feet on the first floor as shown on Exhibit B attached hereto.”

2.) The Annual Fixed Rent and Monthly Fixed Rent contained in Article I is amended to read as follows:

	10/1/16-1/31/17	2/1/17-1/31/18	2/1/18-1/31/19	2/1/19-1/31/20	2/1/20-1/31/21
Annual Fixed Rent	$79,840.67	$244,729.00	$249,936.00	$255,143.00	$260,350.00
Monthly Fixed Rent	$19,960.16	$20,394.08	s 20,828.00	$21,261.91	$21,695.83

3.) The amount of Tenant’s Percentage is amended to read as follows: “10.24%”

4.) The Security Deposit in Article I is amended to read as follows:

“The Security Deposit in the amount of $50,000.00 shall be held and disposed of as provided in Section 4.4. The Security Deposit is being delivered to Landlord in the form of a Letter of Credit in the amount of the Security Deposit and the term “Security Deposif’ includes, without limitation, the unapplied proceeds of any Letter of Credit delivered to Landlord from time to time pursuant to Section 4.4. The Letter of Credit shall be a standby irrevocable letter of credit, payable on sight, which shall have an expiration date no earlier than January 31, 2021 and shall be issued by a bank and be upon such form as are satisfactory to Landlord in all respects.”

5.) Landlord will provide a Tenant Improvement Allowance of $50,000.00 for Tenant’s use of improving the Premises. Such Allowance to be used for hard and soft costs for the Tenant Improvement work. Landlord will be responsible for Tenant’s buildout and Tenant will be responsible for buildout costs in excess of the $50,000.00 allowance. In the event Tenant does not use all of the $50,000 Tenant Improvement Allowance to improve the Expansion Space, Tenant shall be able to apply such unused portion of the Tenant Improvement Allowance toward a future lease with Landlord.

6.) Prior to the Commencement Date, the Landlord shall cause to be performed, the improvements as shown on the attached plan as shown on Exhibit D. annexed hereto

7.) The first sentence of Section 4.4 shall be deleted in its entirety and replace with the following:

“Upon signing this Lease, Tenant shall provide Landlord with a standby irrevocable letter of credit issued by a bank reasonably satisfactory to Landlord and in a commercially reasonable form in an amount equal to $50,000.00”

8.) Item #6 of Section 4.2.4 of the Lease shall apply to the Expansion Space

9.) Capitalized terms, not otherwise herein defined shalt have the meaning for such terms described in the Lease.

10.) This lease amendment and the obligations of the parties hereto are contingent upon the Landlord obtaining from GlaxoSmithKline Consumer Healthcare LP. an executed written agreement terminating its Lease for the Premises.

11.) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

IN WITNESS WHEREOF, the Landlord and Tenant hereby have executed this Third Amendment to Lease, as a sealed instrument on this 13th day of September, 2016.

LANDLORD:	RIVER RIDGE LIMITED PARTNERSHIP

	By:	Cornerstone Corporation
	Its:	Managing Agent

	By:	/s/ Paul Tryder
President

TENANT:	CORBUS PHARMACEUTICALS,INC.

	By:	/s/ Sean Moran
Chief Financial Officer

:EXHIBIT A

PATIO
OVERNIGHT MAIL
LOADING DOCK
CAFETERIA
ATRIUM
Suite 106
SHOWERS
ENTRY
DROP-OFF

First Floor Plan

100 River Ridge Drive
Norwood, Massachusetts

River Ridge

EXHIBIT B

PATIO
OVERNIGHT MAIL
LOADING DOCK
CAFETERIA
ATRIUM
Suite 105
SHOWERS
ENTRY
DROP-OFF

First Floor Plan
100 River Ridge Drive
Norwood, Massachusetts

EXHIBIT D

DESCRIPTION OF WORK

Prior to the Commencement Date, the Landlord shall using building standard materials, In the area so designated on the attached plan, complete the following work:

1.	Remove existing carpet.

2.	Patch wall(s) as necessary and repaint-all walls color(s) to be selected by Tenant.

3.	Modify the space in accordance with the attached plan.

4.	Patch ceiling as necessary.

5.	Supply and install carpet tile to match existing field in Corbus space.

6.	Connect the Expansion Space to the existing Corbus space.

7.	Remove existing tile in the kitchen and replace with wallboard.

EXHIBIT D

REMOVIE EXIST'G WALL & DOOR; PATCH CEILING AS REQ'D
RELOCATE GLASS WALL SYSTEM AND DOOR
REMOVE DOOR
REMOVE EXIST'G DOOR
ADD NEW WALL AND DOOR TO CREATE OFFICE
~~ADD NEW CONNECTING DOOR TO CORBUS SPACE~~
ADD NEW 36" LONG WALL EXTENTION
LOCK DOOR; PROVIDE OPAQUE GLASS FILM, DRAPE, OR OTHER SCREEN MATERIAL
FOR ALL CARPETED AREAS, PROVIDE NEW CARPET TILE TO MATCH EXIST'G FIELD CARPET IN CORBUS SPACE
NOT FOR CONSTRUCTION